NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED MARCH 4, 2022

TO STATEMENTS OF ADDITIONAL INFORMATION

Nuveen Investment Trust
Statement of Additional Information dated October 29, 2021

Nuveen Investment Trust II
Statement of Additional Information dated October 29, 2021
Statements of Additional Information dated November 30, 2021
Statement of Additional Information dated December 1, 2021
Statement of Additional Information dated December 31, 2021

Nuveen Investment Trust III
Statement of Additional Information dated January 31, 2022

Nuveen Investment Trust V
Statement of Additional Information dated April 30, 2021
Statement of Additional Information dated January 31, 2022

Nuveen Managed Accounts Portfolios Trust
Statement of Additional Information dated February 28, 2022

Nuveen Investment Funds, Inc.
Statement of Additional Information dated April 30, 2021
Statement of Additional Information dated October 29, 2021
Statement of Additional Information dated February 28, 2022

The following is added to the section entitled “Investment Policies and Techniques – Foreign Securities” or “Investment Policies and Techniques – Non-U.S. Securities” as applicable:

Additional Market Disruption Risk

In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the West, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russian economy and various sectors of the economy, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors; result in a decline in the value and liquidity of Russian securities; result in boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals; weaken the value of the ruble; downgrade the country’s credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on your Fund’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies around the world, which may negatively impact such countries and the companies in which your Fund invests.

The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on Fund performance and the value of an investment in the Fund, particularly with respect to Russian exposure.

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FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-EQSAI-0322P